EXHIBIT 99.2


                      EMPLOYMENT AND COMPENSATION AGREEMENT

         This Employment and Compensation Agreement ("Agreement") is entered into this 12 day of December, 2005, by and among PracticeXpert, Inc., a Nevada Corporation, ("PXINC"), and Anthony R. Biele, an individual ("EXECUTIVE"). PXINC and EXECUTIVE are collectively referred to as the "Parties."

         This Agreement is effective as of January 1, 2006 ("Effective Date"), and will continue in effect unless terminated in accordance with the provisions of Paragraph 8 of this Agreement.

         The Parties have determined that this Agreement is in their best interests and are, therefore, willing to enter into this Agreement, and have entered into this Agreement freely and voluntarily, and without duress or coercion of any kind.

         Now, therefore, the Parties agree as follows:

                                      TERMS

1.       Employment and Term.
         --------------------

                  1.1. Employment. In consideration of the mutual promises and agreements contained herein, PXINC employs EXECUTIVE to serve in the capacity as Vice President Revenue Management Services Group ("VP/RMSG"). EXECUTIVE hereby accepts such engagement by PXINC on the terms and conditions set forth herein.

                  1.2. Term. Subject to termination as provided in this Agreement, the term of this Agreement ("Term") shall be for a period of four (4) years, commencing on the Effective Date, and ending on the four year anniversary of the Effective Date. If this Agreement is not terminated by PXINC or EXECUTIVE, not later than thirty (30) days before the expiration of the Term of this Agreement, the Term shall automatically be extended for an additional year; this automatic extension shall apply to each subsequent annual term.

2.       Duties of EXECUTIVE.
         --------------------

                  2.1. Duties. EXECUTIVE shall perform all duties and obligations as shall be established by PXINC Board of Directors ("Board") as may be amended from time to time. EXECUTIVE shall perform the services contemplated herein faithfully, diligently and to the best of EXECUTIVE's ability. EXECUTIVE shall report directly to Chief Executive Officer or any other individual designated by the Board, regarding all matters of EXECUTIVE's services.

                           2.1.1 EXECUTIVE's duties upon the Effective Date shall generally be to manage the overall operations and facilities of the RMSG for

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                                    maximum profitability, to improve operations
                                    through  business  process  improvement,  to
                                    increase   revenues   through  new  business
                                    development, to ensure operations provide a high level of customer satisfaction and to mentor employees in the RMSG to further develop their skills and to ensure a high level of employee moral.

                           2.1.2 EXECUTIVE's job functions and duties may be modified or changed at any time by the CEO and/or Board of Directors of the Company.

                  2.2. PXINC's Office. EXECUTIVE shall perform EXECUTIVE's services primarily (but not exclusively) at PXINC's office or at such other locations as may agreed by PXINC and EXECUTIVE.

                  2.3. Exclusive Services. EXECUTIVE shall devote the requisite business time, attention, energies, skills, learning and best efforts to PXINC's business.

         EXECUTIVE agrees:

                           2.3.1 To devote so much of his time, skill, labor and
                  attention to the affairs and activities of PXINC as may be required to serve the best interests of PXINC and, to handle such administrative and supervisory responsibilities as may be assigned to him from time to time by PXINC.

                           2.3.2 During the term of this Agreement not to engage
                  in, or work for any individual, firm, association or corporation engaged in the same or similar activities as are carried on by PXINC or any of the wholly owned subsidiaries of parent company PracticeXpert, Inc., without the consent of the Board of Directors of PXINC.

                           2.3.3 During the term of this Agreement, EXECUTIVE shall not participate in any business, organization, activity or have any investment of any kind relating to or affecting, directly or indirectly, the management of medical practices, related billing services or creation or support of clinical information systems, without the consent of the Board. EXECUTIVE shall make full disclosure to the Board, at such time or times and in such manner as the Board shall prescribe, of all of his interest in or connection with any such businesses, organizations, investments, and activities. If requested to do so by the Board, EXECUTIVE shall sever and terminate any and all such memberships, investments, connections and interests.

3.       Compensation.
         -------------

                  3.1.  Salary.   In   consideration  of  EXECUTIVE's   services
         hereunder, PXINC shall pay or cause to be paid to EXECUTIVE, a salary ("Base Salary") of one hundred

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         fifty thousand dollars ($150,000.00) per year, less required deductions for state and federal withholding tax, Social Security and other employee taxes. Salary shall be paid on such schedule as PXINC may adopt for its other employees. The Salary shall be pro-rated for any partial employment on the basis of a 365-day fiscal year.

                  3.2. Options. EXECUTIVE shall be granted a Employee Stock Options under the Company's Employee Stock Incentive Plan to acquire 350,000 shares of common stock of PracticeXpert at $.30 per share. These options shall vest over the term of this agreement with 25% of the total 87,500 vesting on each anniversary of this agreement.

                  3.3.  Permissive   Adjustment  to  Base  Salary.   EXECUTIVE's
         compensation, including the Base Salary, may be changed from time to time by mutual agreement of EXECUTIVE and PXINC's Board. Any such agreement shall be evidenced by a written amendment of this Agreement, which, among other things, shall specify with particularity any change in EXECUTIVE's compensation and the date when such change became effective.

                  3.4. Bonuses. EXECUTIVE's performance shall be reviewed by PXINC's Board, or EXECUTIVE's immediate supervisor as established by the Board, on a periodic basis and EXECUTIVE shall receive a bonus or bonuses based on profitability of the RMSG business unit, conversion of customers of XPM software, customer service and client satisfaction benchmarks. The methodology for such bonuses are as described in Exhibit A to this agreement.

                  3.5. Car Allowance. EXECUTIVE shall be reimbursed up to $500 per month for the purchase, lease, insurance, operation and/or maintenance of a vehicle of EXECUTIVE'S choosing. EXECUTIVE may not lease a vehicle in PXINC's name, or in the name of any PXINC subsidiary, and have PXINC make payments on such lease.

4.       Benefits.
         --------

                  4.1. Vacation. EXECUTIVE shall be entitled to five (5) weeks of paid vacation per year, without reduction in salary. Vacation time shall not be taken in increments greater than two weeks consecutively. Any vacation time not used in any year shall not accumulate and carry forward to the next year of the Term. At the end of each year of the Term, EXECUTIVE shall be entitled to receive vacation pay in lieu of any vacation time not used or not allowed to be carried forward to the next year of the Term.

                  4.2. Fringe Benefits. EXECUTIVE shall receive all paid group insurance benefits and any other benefits on the same basis as PXINC may from time to time offer to its employees generally.

5.       Reimbursement for Business Expenses.
         ------------------------------------

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                  5.1. Business Expenses. EXECUTIVE shall be reimbursed by PXINC for all ordinary and necessary expenses incurred by EXECUTIVE in the performance of EXECUTIVE's duties during the Term. Such expenses shall
         include  business  related   entertainment,   meals,  travel  expenses,
         conventions,  meetings and seminars including professional  association
         dues  and  other  customary   professional  dues,  licenses  and  fees.
         EXECUTIVE shall keep accurate and complete records of all such expenses, including proof of payment. EXECUTIVE shall comply with all company issued policies and procedures relations to business expenses.

                  5.2. Maintenance of Records. With respect to the reimbursement of business expenses, EXECUTIVE shall acquire and maintain, in a form required by the state or federal tax authorities, copies of all receipts, records of payment, bills or other documents evidencing expenditures for business purposes. Such records shall be maintained for all time periods required by applicable law. EXECUTIVE shall not be entitled to reimbursement for any business expense for which such records are not maintained. If, on audit by a governmental tax agency, it is determined that the business records which he maintained for expenses for which he was reimbursed are found to be inadequate, and the tax deduction for such expenses are denied to PXINC, EXECUTIVE shall reimburse PXINC for each such denied deduction.

6.       Confidentiality.
         ----------------

                  6.1 Confidential and Proprietary Information. PXINC's business profitability and good will are directly dependent upon the confidential development, implementation and use of various marketing, management and operating techniques, designs and systems and other matters of a similar proprietary nature. Such activities include, without limitation, medical records, patient files, financial data, service provider material, presentation or sales materials, materials regarding PXINC's affiliated physician groups, materials regarding PXINC's products and lists or other compilations of information concerning aspects of the PXINC's business and existing and prospective patients. All such information is proprietary in nature, and PXINC strives to keep such information confidential (hereinafter collectively referred to as PXINC's "Confidential and Proprietary Information").

                  To enhance  EXECUTIVE's work performance and abilities,  PXINC has agreed to and will provide EXECUTIVE with access to, and the right to use its Confidential and Proprietary Information. EXECUTIVE acknowledges that such information is, and must be treated as, confidential. EXECUTIVE further acknowledges that access to, and knowledge of, PXINC's Confidential and Proprietary Information will give his a competitive advantage in any future endeavors.

                  6.2 Confidentiality Maintained. EXECUTIVE is or will be employed in a position which is directly involved in the development and conduct of the PXINC's business, and in such capacity EXECUTIVE will be provided access to and will gain knowledge of the PXINC's Confidential and Proprietary Information. EXECUTIVE

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         shall, both during and after his employment by PXINC, preserve, protect and hold in strictest confidence PXINC's Confidential and Proprietary Information. EXECUTIVE will at all times, during and after the term of this Agreement, strictly observe and comply with the terms of any confidentiality or similar agreements between PXINC and its patients.

                  6.3 No Use of Information. EXECUTIVE shall not, either during or after his employment with PXINC, use for herself or disclose to or use for any other persons, directly or indirectly, any of PXINC's Confidential and Proprietary Information, except in carrying out his duties and responsibilities as an employee of PXINC or as such disclosure or use is expressly authorized by PXINC in writing.

                  6.4 Non-Removal of Records. All Patient information, Confidential and Proprietary Information and all files, reports, computer discs, tapes, cards or other computer records, materials, designs, records, documents, notes, memoranda, specifications, equipment and other items, and any originals or copies thereof, relating to the business of PXINC which EXECUTIVE is either provided, prepares herself, uses, or otherwise acquires during his employment with PXINC, are and shall remain the sole and exclusive property of PXINC, and no such items (to the extent they exist or are recorded in any tangible form) shall be removed from PXINC's premises without the prior consent of PXINC, and all such items shall be immediately returned to PXINC upon termination of the EXECUTIVE's employment with PXINC.

                  6.5 Exceptions. The restrictions contained in this section shall not apply to any information that is or becomes generally available to and known by the public (other than as a result of unpermitted disclosure directly or indirectly by EXECUTIVE or his affiliates, advisors or representatives). It shall not be a breach or violation of EXECUTIVE's covenants hereunder if a disclosure is made pursuant to a court order, a valid administrative subpoena or a lawful request for information by an administrative or regulatory agency. EXECUTIVE shall give PXINC prompt notice of any such court order, subpoena or request for information.

7.       Non-Competition and Non-Solicitation.
         -------------------------------------

                  7.1 Consideration Acknowledged. EXECUTIVE acknowledges that his employment with PXINC has been, and will continue to be, special, unique and of an extraordinary character and that, in connection with such employment, she has acquired, acquires, and will continue to acquire, special skills and training. EXECUTIVE further acknowledges that the covenants contained in this section are an essential part of his engagement by PXINC and that, but for his agreement to comply with such covenants, PXINC would not have entered into this Agreement. Finally, EXECUTIVE acknowledges that she has gained access to and use of PXINC's Confidential and Proprietary Information because of his covenants contained in this section, and that she would be competitively advantaged against PXINC because of his knowledge of such Confidential and Proprietary Information.

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                  7.2 EXECUTIVE Covenant.  EXECUTIVE covenants, and agrees, that she shall not, during the term of this Agreement and for a period of one (1) years after the termination of his employment with PXINC:

                           7.2.1 directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor, stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity either (a) hire, attempt to hire, contact or solicit with respect to hiring any employee of PXINC or (b) induce or otherwise counsel, advise or encourage any employee of PXINC to leave the employment of PXINC; or

                           7.2.2 directly or indirectly, either as principal, agent, independent contractor, consultant, director, officer, employee, employer, advisor, stockholder, partner or in any other individual or representative capacity whatsoever, either for his own benefit or for the benefit of any other person or entity, solicit, divert or take away any existing or prospective customers, clients, affiliated physician groups or affiliated physicians of PXINC, who were such during his employment with PXINC;

                           7.2.3 Anti-Disparagement. EXECUTIVE shall not, either
                  during or after the termination of EXECUTIVE's employment with PXINC, make any public or private remarks or comments that are intended, or could reasonably be construed as, disparaging of PXINC, its directors, officers, products, business or services.

                           7.2.4 Limitation on Scope. Should any portion of this
                  section be deemed unenforceable because of the scope, duration or territory encompassed by the undertakings of the Employee hereunder, and only in such event, then the parties consent and agree to such limitation on scope, duration or territory as may be finally adjudicated as enforceable by a court of competent jurisdiction after the exhaustion of all appeals.

8.       Termination.
         ------------

                  8.1. Termination "For Cause". PXINC may terminate this Agreement "for cause" by delivery of written notice to EXECUTIVE specifying the cause(s) relied on for such termination. Except as otherwise provided in this Agreement, EXECUTIVE's unearned Salary and other fringe benefits, shall not continue after the date of termination; and EXECUTIVE shall remain entitled to any unpaid commissions earned during the term of this agreement but which may accrue after the termination date. Grounds to terminate this Agreement "for cause" shall mean any of the following events:

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                           8.1.1.  EXECUTIVE's  willful  failure  or  refusal to
                  perform the duties of employment under the provisions of this Agreement, which failure is not cured within ten (10) business days after actual receipt of written notice to perform;

                           8.1.2. EXECUTIVE's knowing participation in any activity which is intentionally and maliciously injurious to PXINC and is not disclosed to PXINC;

                           8.1.3. EXECUTIVE's commission of any intentional, actual fraud against PXINC, or unauthorized and wrongful use or misappropriation of any funds or properties of PXINC for EXECUTIVE's personal gain;

                           8.1.4. EXECUTIVE's conviction of any felony involving
                  moral turpitude;

                           8.1.5.     EXECUTIVE's     knowing    and    wrongful
                  misappropriation of trade secrets or proprietary information of PXINC;

                           8.1.6. EXECUTIVE's knowing and wrongful breach of the
                  Non-Disclosure Agreement.

                  8.2.   Termination   "Without  Cause".   PXINC  may  terminate
         EXECUTIVE's employment Without Cause upon delivery of Notice to EXECUTIVE as defined by Section 11.1 herein.

                           8.2.1 Effect of  Termination  Without  Cause.  In the
                  event of Termination Without Cause, EXECUTIVE shall be entitled to 50% of all unpaid salary due for the remainder of the term of this agreement. This shall include commissions due on any sales which EXECUTIVE has made a written proposal for and which close subsequent to Termination, regardless of who closes said sales. Such payments shall be made in accordance with then effective payment schedules of PXINC for such compensation.

                  8.3. Effective Date of Termination. Any notice of termination given pursuant to this section shall effect termination of this Agreement as of the date specified in such notice or, if no such date is specified, on the last day of the month in which such notice is received by EXECUTIVE.

                  8.4. Death/Disability. This Agreement shall terminate without notice on the date of EXECUTIVE 's death or the date when EXECUTIVE becomes "completely disabled" as defined herein.

                  8.5. Duties Before Termination. If this Agreement is terminated pursuant to this section, the Board may, in its sole discretion, and subject to its other obligations under this Agreement, relieve EXECUTIVE of EXECUTIVE's duties under this Agreement and assign EXECUTIVE other duties and responsibilities to be performed until the termination becomes effective.

9.       Death or Disability During Term.
         -------------------------------

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                  9.1.   Receipt  of  Salary.   On  termination  of  EXECUTIVE's
         employment pursuant to this Agreement, EXECUTIVE or his estate or personal representative, as the case may be, shall be entitled to continuation of one hundred percent (100%) of EXECUTIVE's then-current salary and all compensation and benefits under this Agreement for three
         (3) months from the date of death or the date when EXECUTIVE becomes completely disabled, or through the end of the fiscal year in which such termination occurs, whichever is longer.

                  9.2. Definition of Disability. The term "completely disabled" as used in this Agreement shall mean the inability of EXECUTIVE to perform his duties under this Agreement because EXECUTIVE has become permanently disabled within the meaning of any policy of disability income insurance covering employees of PXINC then in force. If PXINC has no policy of disability income insurance covering employees of PXINC in force when EXECUTIVE becomes disabled, the term "completely disabled" under this Agreement shall apply by reason of any incapacity, physical or mental, which the Board, based on medical advice or an opinion provided by a licensed physician acceptable to the Board, determines to have incapacitated EXECUTIVE from satisfactorily performing all of the usual services of PXINC during the foreseeable future. Based on such medical advice or opinion, the action of the Board shall be final and binding and the date such action is taken shall be the date of such complete disability for purposes of this Agreement.

10.      Indemnification.
         ----------------

                  10.1 If EXECUTIVE is made a party to any proceeding, whether civil, criminal, administrative or investigative (collectively any "proceeding") by reason of the fact that EXECUTIVE is or was an employee or director of PXINC, PXINC and it's management company, PracticePXINC, shall indemnify, defend and hold EXECUTIVE harmless from and against all liabilities, damages, losses, costs, expenses, including reasonable attorneys' fees, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if EXECUTIVE acted in good faith and in a manner EXECUTIVE reasonably believed to be in PXINC's best interests. Notwithstanding the foregoing, no indemnification shall be made (a) in respect of any claim as to which EXECUTIVE shall have been adjudged to be liable to PXINC in the performance of his duty to PXINC, (b) of amounts paid in settling or otherwise disposing of a threatened or pending action, unless it is settled with the approval of PXINC's Board; (c) in respect of any claim resulting from EXECUTIVE's breach of confidentiality or proprietary agreements with PXINC, or (d) with respect to proceedings arising from proprietary rights asserted by third parties, and not involving rights to which PXINC is entitled pursuant to this Agreement. In addition, PXINC shall similarly indemnify, defend and hold EXECUTIVE harmless from and against all liabilities, damages, losses,

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         costs,  expenses,  including  reasonable  attorneys'  fees,  judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any personal guarantee executed by EXECUTIVE to assist PXINC's credit or to acquire products, goods, equipment and/or services on PXINC's behalf. PXINC will use its best efforts to obtain directors' and officers' insurance coverage for its directors and officers in an amount and on terms determined by the Board.

11.      General Terms.
         --------------

                  11.1. Notices. Unless otherwise provided in this Agreement or by law, all notices required or permitted by this Agreement or by law to be served on or delivered to a party shall be in writing and deemed duly served, delivered and received when personally delivered to the party to whom directed, or instead, three (3) business days after deposit in the U.S. mail, certified or registered, return receipt requested, first-class postage prepaid, addressed to the address indicated on PXINC's books. A party may change this address by giving written notice of the change to the other party. Fax transmission or email transmission to a fax machine or email address specified in such a notice shall constitute personal delivery.

                  11.2. Interpretation of Agreement. This Agreement contains the entire agreement between the parties regarding its subject matter. Any prior oral or written representations, agreements and/or understandings shall be of no effect. No waiver, amendment or discharge of this Agreement shall be valid unless it is in writing and signed by the party to be obligated. This Agreement shall: (1) be governed by California law; and (2) subject to any provision of this Agreement that may prohibit or curtail assignment of rights, bind and inure to the benefit of the parties and their respective heirs, assigns, personal representatives and successors; provided, however, there are no intended third-party beneficiaries to this Agreement other than those expressly set forth herein, and only the parties or their heirs, assigns, personal representatives and successors are entitled to enforce this Agreement. If any provision of this Agreement is determined by any court of competent jurisdiction or arbitrator to be invalid, illegal, or unenforceable to any extent, that provision shall, if possible, be construed as though more narrowly drawn, if a narrower construction would avoid such invalidity, illegality, or unenforceability or, if that is not possible, such provision shall, to the extent of such invalidity, illegality, or unenforceability, be severed, and the remaining provisions of this Agreement shall remain in effect. No inference, assumption or presumption shall be drawn if a party or a party's attorney prepared and/or drafted this Agreement; it shall be conclusively presumed that the parties participated equally in its preparation and/or drafting.

                  11.3. Notice of Default and Arbitration. If either PXINC or EXECUTIVE materially default in the due and timely performance of any of their obligations under this agreement, the non-defaulting party may give notice of such default and of the intent to terminate this agreement, in the manner provided for notice herein. The notice will specify with particularity the default or defaults on which the notice is based. The termination will

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         be  effective  five days after the final  date for cure of any  default referenced in the notice, unless the specified default or defaults have been cured prior to such date.

                  11.4. Arbitration. Any controversy or claim arising out of, or relating to, this agreement, or the making, performance, or interpretation of it, will be settled by arbitration in Los Angeles, California, under the commercial arbitration rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy. Arbitrators will be persons experienced in negotiating, making, and consummating employment agreements.

                  11.5. Execution of This and Other Instruments. The parties have signed below voluntarily after having been advised by their respective counsel of all provisions hereof, and, in signing below, they are not relying on any inducements, promises and representations made by or on behalf of the other party except as set forth herein. This Agreement may be executed in counterparts, each of which shall be deemed an original. An executed counterpart of this Agreement transmitted by fax shall be equally as effective as a manually executed counterpart. Each party shall take all reasonable steps, and execute, acknowledge and deliver all further instruments necessary or expedient to implement this Agreement.

                  11.6. Attorneys' Fees; Jurisdiction; Venue. In any proceeding (including arbitration) involving this Agreement: (1) the prevailing party shall be entitled to recover actual attorney's fees and all litigation-related costs (including ePXINC witnesses' fees) incurred in addition to all other items of recovery permitted by law.

         INTENDING  TO  BE  LEGALLY  BOUND,   the  parties  have  executed  this
Employment and Compensation Agreement as of the date first written above.

                                       Practice, Inc.
                                       A Nevada Corporation

                                       /s/ Jonathan Doctor
                                       ---------------------
                                       By:  Jonathan Doctor
                                            President/CEO


                                       EXECUTIVE

                                       /s/ Anthony R. Biele
                                       ----------------------
                                       By:  Anthony R. Biele


                                       10


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EXHIBIT A TO BIELE EMPLOYMENT AND COMPENSATION AGREEMENT


Executive shall receive a bonus or bonuses to be calculated as follows:

1)   Profitability Bonus

A bonus shall be paid on the profitability of the Revenue Management Services Group business unit (RMSG). The bonus will be an amount equal to 3% of the net profit of RMSG after allocation of corporate overhead, such allocation not to exceed six (6%) of net revenue of RMSG for the first twelve months. The allocation of corporate overhead shall not exceed nine (9%) for the second twelve months and shall not exceed twelve (12%) thereafter. This bonus will be paid quarterly sixty days after then end of each calendar quarter. If RMSG's net profit exceeds $250,000 in any one month, the bonus for that net profit in excess of $250,000 shall be ten percent (10%). The allocation of overhead shall be based on the average of monthly overhead applied for management reporting purposes during any period.

2)   Conversion of Customers to Xpm Software

A one time bonus will be paid upon substantial completion of the conversion of all RMSG customers to the XPM software, as follows:

     - if 80% of eligible conversions are completed by September, 2006 then $10,000
     -    if 80% of  eligible  conversions  completed  by October  31, 2006 then
          $7,500
     -    if 80% of eligible  conversions  completed  by November  30, 2006 then
          $5,000
     -    if 80% of eligible  conversions  completed  by December  31, 2006 then
          $2,500

The eligible conversions are defined as those clients of the Revenue Management Service Group not utilizing XPM software reduced by those clients that refuse conversion.

3)   Client Satisfaction and Customer Service Benchmarks

A bonus will be payable based upon RMSG customer satisfaction. A survey will be made of all RMSG customers to assess customer satisfaction. The survey shall be designed such that customer satisfaction can be measured quantitatively as a percentage. The survey shall be repeated at six month intervals. The current survey results shall be compared to prior survey results and a bonus will be payable as follow:

     -    $2,000 for each percentage point improvement in customer satisfaction
     -    a one time $10,000 bonus when customer satisfaction exceeds 95%.
     -    a $5,000 bonus when customer satisfaction continues to exceed $95,000.

4)   Employee Moral and Satisfaction Benchmarks

A bonus will be payable based upon RMSG employee satisfaction. A survey will be made of all RMSG employee to assess employee satisfaction. The survey shall be designed such that employee satisfaction can be measured quantitatively as a percentage. The survey shall be repeated at three month intervals. The current survey results shall be compared to prior survey results and a bonus will be payable as follow:

     -    $2,000 for each percentage point improvement in employee satisfaction
     -    a one time $10,000 bonus when employee satisfaction exceeds 80%
     -    a $2,500 bonus when employee satisfaction continues to exceed 80%
     -    a one time $15,000 bonus when employee satisfaction exceeds 95%
     -    a $5,000 bonus when employee satisfaction continues to exceed 95%.

Executive and PracticeXpert, Inc. have the right to evaluate the reasonableness of the above benchmarks and to resolve in good faith any unreasonable results prospectively.